Exhibit B-11






                 T r u s t    I n d e n t u r e


                             between


                    Parish of West Feliciana,
                       State of Louisiana


                               and


                 First National Bank of Commerce



                 Dated as of [                 ]











                           [$        ]
        Parish of St. West Feliciana, State of Louisiana
            Pollution Control Revenue Refunding Bonds
             (Gulf States Utilities Company Project)
                           Series [  ]

                         Trust Indenture


      This Trust Indenture dated as of September 1, 1994 by and between the Parish of West Feliciana, State of Louisiana, a political subdivision of the State of Louisiana (the "Issuer"), and First National Bank of Commerce, a national banking association, incorporated and existing under the laws of the United States of America with its principal office and domicile located in New Orleans, Louisiana (in its capacity herein, together with any successors in such capacity, called the "Trustee"),


                      W i t n e s s e t h :


      WHEREAS, the Issuer is a political subdivision of the State of Louisiana, created and existing pursuant to the Constitution and laws of such State and is authorized and empowered by law, including particularly the provisions of Chapter 14-A of Title 39 of the Louisiana Revised Statutes of 1950, as amended (La. R.S. 39:1444-1456) (the "Act"), to issue refunding bonds for the purpose of refunding, readjusting, restructuring, refinancing, extending, or unifying the whole or any part of outstanding securities of the Issuer in an amount sufficient to provide funds necessary to effectuate the purpose for which the refunding bonds are being issued and to pay all costs associated therewith; and

     WHEREAS, pursuant to the provisions of Sections 991 to 1001, inclusive, of Title 39 of the Louisiana Revised Statutes of 1950, as amended and an Indenture of Trust and Pledge dated [
], by and between the Issuer and [ ], as trustee (collectively, the "Prior Indenture"), the Issuer issued its Pollution Control Revenue Bonds (Gulf States Utilities
Company  Project) Series  [                               ]  (the
"Prior Bonds") in the aggregate principal amount of [$ ] for the purpose of providing funds to finance the cost of acquiring a leasehold interest in the undivided seventy percent interest in certain water pollution control and sewage disposal facilities at the River Bend Unit 1 nuclear power plant in the Parish of West Feliciana, Louisiana, owned by Gulf States Utilities Company, a Texas corporation (the "Company"); and

      WHEREAS, pursuant to and in accordance with the provisions of the Act, the Issuer has agreed to issue its refunding bonds for the purpose of refunding the Prior Bonds; and

      WHEREAS, in consideration of the issuance of said refunding bonds by the Issuer, the Company will agree to make payments in an amount sufficient to pay the principal of, premium, if any, and interest on said refunding bonds pursuant to a Refunding
Agreement dated as of [            ], between the Issuer and  the
Company (the "Refunding Agreement"), said refunding bonds to be paid solely from the revenues derived by the Issuer from said payments by the Company pursuant to the Refunding Agreement and any moneys held thereunder, and said refunding bonds never to constitute an indebtedness or pledge of the general credit of the Issuer or the State of Louisiana, within the meaning of any constitutional or statutory limitation of indebtedness or otherwise; and

      WHEREAS, the execution and delivery of this Trust Indenture and the issuance of said refunding bonds under this Trust Indenture pursuant to the aforesaid statutory authority have been in all respects duly and validly authorized by resolution adopted by the governing authority of the Issuer; and

     WHEREAS, the Issuer has authorized the issuance hereunder of
said  refunding  bonds, namely [$         ]  aggregate  principal
amount of its Pollution Control Revenue Refunding Bonds (Gulf States Utilities Company Project) Series [ ] (the "Bonds"), the proceeds of which are to be used to refund the principal of the Prior Bonds; and

      WHEREAS, the Bonds bear interest, mature and are subject to redemption as set forth in this Trust Indenture; and

      WHEREAS, all things necessary to make the Bonds, when authenticated by the Trustee and issued as in this Trust Indenture provided, the valid, binding and legal obligations of the Issuer according to the import thereof, and to constitute this Trust Indenture a valid assignment and pledge of revenues to the payment of the principal of and premium, if any, and interest on the Bonds, in accordance with the provisions hereof, have or will have been done and performed, and the creation, execution and delivery of this Trust Indenture and the creation, execution and issuance of the Bonds, subject to the terms hereof, have in all respects been duly authorized;

     NOW, THEREFORE, THIS TRUST INDENTURE WITNESSETH:

      That the Issuer, in consideration of the premises and the acceptance by the Trustee of the trusts hereby created and of the purchase and acceptance of the Bonds by the holders and owners thereof, and the sum of One Dollar ($1.00), lawful money of the United States of America, to it duly paid by the Trustee, at or before the execution and delivery of these presents, and for other good and valuable consideration, the receipt of which is hereby acknowledged, and in order to secure the payment of the principal of and premium, if any, and interest on the Bonds according to their tenor and effect and to secure the performance and observance by the Issuer of all the covenants expressed or implied herein and in the Bonds, subject to all of the provisions hereof, does hereby grant, bargain, sell, convey, mortgage, assign and pledge unto the Trustee, and unto its successor or successors in trust, and to them and their assigns forever, for the securing of the performance of the obligations of the Issuer hereinafter set forth:

                                I

      All the rights and interest of the Issuer in and to the Refunding Agreement (except for the rights of the Issuer under Sections 4.5, 4.6, 4.7 and 8.5 of the Refunding Agreement and any rights of the Issuer to receive notices, certificates, requests, requisitions, directions and other communications under the Refunding Agreement), including, without limitation, its right to receive the First Mortgage Bonds (as hereinafter defined); all Revenues (as hereinafter defined) and the proceeds of all thereof; and the First Mortgage Bonds issued and delivered by the Company pursuant to the Refunding Agreement.

                               II

     All the rights and interest of the Issuer in and to the Bond Fund (as hereinafter defined), and all moneys and investments therein, but subject to the provisions of this Trust Indenture pertaining thereto, including those pertaining to the making of disbursements therefrom.

                               III

      All moneys, securities and obligations from time to time held by the Trustee under the terms of this Trust Indenture and any and all real and personal property of every kind and nature from time to time hereafter by delivery or by writing of any kind conveyed, mortgaged, pledged, assigned or transferred, as and for additional security hereunder by the Issuer or by anyone in its behalf or with its written consent to the Trustee, which is hereby authorized to receive any and all such property at any and all times and to hold and apply the same subject to the terms hereof; except for moneys, securities or obligations deposited with or paid to the Trustee for redemption or payment of Bonds which are deemed to have been paid in accordance with Article IX hereof and funds held pursuant to Section 6.5 hereof, which shall be held by the Trustee in accordance with the provisions of said
Article IX or Section 6.5, as the case may be.

      TO HAVE AND TO HOLD all of the same with all privileges and appurtenances hereby conveyed and assigned, or agreed or intended so to be, to the Trustee and its successors in said trusts and to them and their assigns forever;

      IN TRUST NEVERTHELESS, upon the terms and trusts herein set forth for the equal and proportionate benefit and security of all owners of the Bonds issued under and secured by this Trust Indenture without preference, priority or distinction as to the lien of any Bonds over any other Bonds, except insofar as any sinking, amortization or other fund, or any terms or conditions of redemption or purchase, established under this Trust Indenture may afford additional benefit or security for the Bonds.

      PROVIDED, HOWEVER, that if the Issuer shall pay or cause to be paid to the owners of the Bonds the principal of and premium, if any, and interest to become due thereon at the times and in the manner stipulated therein, and if the Issuer shall keep, perform and observe all and singular the covenants and promises in the Bonds and in this Trust Indenture expressed as to be kept, performed and observed by it, all as provided in and subject to the provisions of Article IX hereof, then and in that case these presents and the estate and rights hereby granted, except as otherwise provided in Article IX, shall cease, terminate and be void, and thereupon the Trustee shall cancel and discharge the lien of this Trust Indenture and execute and deliver to the Issuer such instruments in writing as shall be requisite to evidence the discharge hereof pursuant to the provisions of said
Article IX; otherwise this Trust Indenture to be and remain in full force and effect.

     THIS TRUST INDENTURE FURTHER WITNESSETH, and it is expressly declared, that all Bonds issued and secured hereunder are to be issued, authenticated and delivered, and the Trust Estate (as hereinafter defined) and the other estate and rights hereby granted, are to be dealt with and disposed of, under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes as hereinafter expressed, and the Issuer has agreed and covenanted, and does hereby agree and covenant, with the Trustee and with the respective owners, from time to time, of the Bonds, as follows:

                            ARTICLE I

                           DEFINITIONS

      SECTION 1.1.        Definitions.  In addition to the  words
and terms elsewhere defined in this Indenture, the following words and terms as used in this Indenture shall have the following meanings:

      "Act"  means  Chapter 14-A of Title  39  of  the  Louisiana
Revised Statutes of 1950, as amended.

     "Administration Expenses" means the reasonable and necessary expenses incurred by the Issuer with respect to the Refunding Agreement, this Indenture and any transaction or event contemplated by the Refunding Agreement or this Indenture including the compensation and reimbursement of expenses and advances payable to the Trustee, any paying agent, any co-paying agent, and the registrar under the Indenture.

      "Authorized Company Representative" means the person or persons at the time designated to act on behalf of the Company, such designation in each case, to be evidenced by a certificate furnished to the Issuer and the Trustee containing the specimen signature of such person or persons and signed on behalf of the Company by its President, any Vice President, or its Treasurer.

      "Bond Counsel" means any firm of nationally recognized municipal bond counsel selected by the Company and acceptable to the Issuer and the Trustee.

      "Bond Fund" means the fund by that name created and established in Section 6.1 of this Indenture.

     "Bond Registrar" means the registrar of Bonds named herein.

      "Bonds" means the [$          ] aggregate principal  amount
of   Pollution  Control  Revenue  Refunding  Bonds  (Gulf  States
Utilities Company Project) Series [     ] authorized to be issued
under this Indenture.

       "Code" means the Internal Revenue Code of 1986, as heretofore or hereafter amended.

     "Company" means Gulf States Utilities Company, a corporation organized and existing under the laws of the State of Texas, and its permitted successors and assigns.

     "Company Mortgage" means the Company's Indenture of Mortgage dated as of September 1, 1926, made to The Chase National Bank in the City of New York, as trustee, as heretofore and hereafter amended and supplemented.

      "Company Mortgage Trustee" means the trustee under the Company Mortgage.

      "Event of Default" means any event of default specified  in
Section 10.1 hereof.

      "Facilities" means the Company's undivided seventy percent interest in certain water pollution control and sewage disposal facilities at the Company's River Bend Unit 1 nuclear power plant in the Parish of West Feliciana, Louisiana, financed with the proceeds of the Prior Bonds.

     "First Mortgage Bonds" means the bonds of one or more series issued and delivered under the Company Mortgage and held by the Trustee pursuant to Section 4.3 of the Refunding Agreement.

     "Government Securities" means (a) direct or fully guaranteed obligations of the United States of America (including any such securities issued or held in book-entry form on the books of the Department of Treasury of the United States of America), and (b) certificates, depositary receipts or other instruments which evidence a direct ownership interest in obligations described in clause (a) above or in any specific interest or principal payments due in respect thereof; provided, however, that the custodian of such obligations or the custodian of such specific interest or principal payments, shall be a bank or trust company organized under the laws of the United States of America or of any state or territory thereof or of the District of Columbia, with a combined capital stock, surplus and undivided profits of at least $50,000,000; and provided, further, that except as may be otherwise required by law, such custodian shall be obligated to pay to the holders of such certificates, depositary receipts or other instruments the full amount received by such custodian in respect of such obligations or specific payments and shall not be permitted to make any deduction therefrom.

      "holder" or "bondholder" or "owner of the Bonds" or "Bondholder" means the registered owner of any Bond.

      "Indenture" means this Trust Indenture and all amendments and supplements hereto.

      "Issuer"  means  the  Parish of West  Feliciana,  State  of
Louisiana, a political subdivision under the Constitution and laws of the State of Louisiana.

     "outstanding", when used with reference to the Bonds, means, as of any particular date, all Bonds authenticated and delivered under this Indenture except:

           (a) Bonds canceled at or prior to such date or delivered to or acquired by the Trustee at or prior to such date for cancellation;

          (b)  Bonds deemed to be paid in accordance with Article
     IX of this Indenture;

           (c) Bonds in lieu of or in exchange or substitution for which other Bonds shall have been authenticated and delivered pursuant to this Indenture; and

          (d)  Bonds registered in the name of the Issuer.

      "Paying Agent" means any bank or trust company designated pursuant to this Indenture as the place at which the principal of and premium, if any, and interest on the Bonds of a series are payable, and any successor designated pursuant to this Indenture. With respect to the Bonds, the Trustee is the original Paying Agent.

       "person"   means  natural  persons,  firms,  associations,
corporations and public bodies.

      "Plant" means the Company's River Bend Unit 1 nuclear power plant located in the Parish of West Feliciana, Louisiana.

      "Prior  Bonds" means the Issuer's Pollution Control Revenue
Bonds   (Gulf   States  Utilities  Company  Project)   Series   [
]  issued and outstanding in the aggregate principal amount of [$
].

      "Prior Indenture" means the Indenture of Trust and Pledge dated as of May 1, 1984 between the Issuer and the Prior Trustee.

      "Prior Trustee" means City National Bank of Baton Rouge, in the City of Baton Rouge, Louisiana, and its successors and assigns.

      "Record Date" means the fifteenth day of the calendar month next preceding any interest payment date.

     "Refunding Agreement" means the Refunding Agreement dated as of September 1, 1994 between the Issuer and the Company, and any amendments and supplements thereto.

      "Refunding  Fund"  means the fund established  pursuant  to
Section 3.1 hereof.

      "Revenues" means all moneys paid or payable by the Company to the Trustee for the account of the Issuer in respect of the principal of and premium, if any, and interest on the First Mortgage Bonds, including, without limitation, amounts paid or payable by the Company pursuant to Section 4.2 of the Refunding Agreement as the payments, and all receipts of the Trustee credited under the provisions of this Indenture against such payments.

      "Trustee"  means  the  banking corporation  or  association designated as Trustee herein, and its successor or successors  as
such  Trustee.   The original Trustee is First National  Bank  of
Commerce, in the City of New Orleans, Louisiana.

      "Trust Estate" means the property conveyed to the Trustee pursuant to the Granting Clauses hereof.

      SECTION 1.2. Use of Words. Words of the masculine gender shall be deemed and construed to include correlative words of the feminine and neuter genders. Unless the context shall otherwise indicate, the words "Bond", "owner", "holder" and "person" shall include the plural, as well as the singular, number.

                           ARTICLE II

                            THE BONDS

     SECTION 2.1. Authorized Form and Amount of Bonds. No Bonds may be issued under the provisions of this Indenture except in accordance with this Article. All Bonds issued hereunder shall be in the form of registered bonds without coupons. The total principal amount of Bonds that may be issued is hereby
expressly  limited to [$       ], except as provided  in  Section
2.8 hereof.

      SECTION 2.2. Details of Bonds. The Bonds (i) shall be designated "Parish of West Feliciana, State of Louisiana Pollution Control Revenue Refunding Bonds (Gulf States Utilities Company Project) Series [ ]", (ii) shall be in the
aggregate   principal  amount  of [$          ], (iii)  shall  be
issued in denominations of $5,000 and any integral multiple thereof, (iv) shall be numbered consecutively from R-1 upwards in order of issuance according to the records of the Trustee, (v) shall be dated as hereinafter provided, (vi) shall bear interest as hereinafter provided, payable semiannually on _________ and _________ of each year, commencing ________, 1995, and (vii) shall mature on ________________.

      The Bonds shall bear interest from and including the date thereof until the principal thereof shall have become due and payable in accordance with the provisions hereof, whether at maturity, upon redemption or otherwise, at the rate of _______% per annum.

       Bonds issued before _________, 1994 shall be dated _________, 1994, and Bonds issued on or subsequent to _________, 1994 shall be dated as of the interest payment date next preceding the date of authentication and delivery thereof by the Trustee, unless such date of authentication and delivery shall be an interest payment date, in which case they shall be dated as of such date of authentication and delivery; provided, however, that if, as shown by the records of the Trustee, interest on any Bonds surrendered for transfer or exchange shall be in default, the Bonds issued in exchange for Bonds surrendered for transfer or exchange shall be dated as of the date to which interest has been paid in full on the Bonds surrendered.

      The Bonds shall be substantially in the form set forth in Exhibit A attached hereto with such appropriate variations, omissions and insertions as are permitted or required by this Indenture.

      SECTION 2.3. Payment. The principal of and premium, if any, on the Bonds shall be paid upon the presentation and surrender of said Bonds at the principal corporate trust office of the Trustee. The interest on the Bonds shall be payable by check drawn upon the Trustee and mailed to the registered owners as of the close of business on the Record Date with respect to the interest payment date at their respective addresses as such appear on the bond registration books kept by the Trustee. All payments shall be made in lawful money of the United States of America.

      SECTION 2.4. Execution. The Bonds shall be executed on behalf of the Issuer by the President and the Secretary of the governing authority of the Issuer (by their manual or facsimile signatures) and shall have impressed or imprinted thereon the seal of the Issuer. A facsimile signature shall have the same force and effect as if personally signed. In case any officer whose signature or facsimile of whose signature shall appear on the Bonds shall cease to be such officer before the delivery of such Bonds, such signature or such facsimile shall nevertheless be valid and sufficient for all purposes, the same as if he had remained in office until delivery.

     SECTION 2.5. Limited Obligation. The Bonds, together with interest thereon, shall be payable from the Bond Fund, as hereinafter set forth, and shall be a valid claim of the holders thereof only against the Bond Fund and the Revenues pledged to the Bonds, which Revenues are hereby pledged and assigned for the equal and ratable payment of the Bonds (principal, premium, if any, and interest) and shall be used for no other purpose than to pay the principal of and premium, if any, and interest on the Bonds, except as may be otherwise expressly authorized in this Indenture. The Bonds (including premium, if any) and interest thereon shall not constitute an indebtedness or pledge of the general credit of the Issuer within the meaning of any Louisiana constitutional or statutory provision and shall not constitute an obligation of or a charge against the taxing powers of the Issuer.

      SECTION 2.6. Authentication. Only such Bonds as shall have endorsed thereon a Certificate of Authentication substantially in the form set forth in Exhibit A attached hereto duly executed by the Trustee shall be entitled to any right or benefit under this Indenture. No Bond shall be valid and obligatory for any purpose unless and until such Certificate of Authentication shall have been duly executed by the Trustee, and such Certificate of the Trustee upon any such Bond shall be conclusive evidence that such Bond has been authenticated and delivered under this Indenture. The Trustee's Certificate of Authentication on any Bond shall be deemed to have been executed if signed by an authorized officer of the Trustee, but it shall not be necessary that the same officer sign the Certificate of Authentication on all of the Bonds issued hereunder.

     SECTION 2.7. Delivery of the Bonds. The Issuer shall execute and deliver to the Trustee and the Trustee shall authenticate the Bonds and deliver said Bonds to the original purchaser or purchasers thereof as may be directed hereinafter in this Section, in Section 2.11 hereof, or in any supplemental indenture.

     Prior to the delivery on original issuance by the Trustee of any authenticated Bonds there shall be or have been delivered to the Trustee:

           (a) An original duly executed counterpart or a duly certified copy of this Indenture;

           (b) An original duly executed counterpart or a duly certified copy of the Refunding Agreement;

           (c) (i) An original duly executed counterpart or a duly certified copy of the indenture supplemental to the Company Mortgage creating the series of First Mortgage Bonds to be issued in respect of the Bonds as provided in Section
     4.3  of the Refunding Agreement and (ii) such First Mortgage
     Bonds;

           (d) A written order to the Trustee by the Issuer to authenticate and deliver the Bonds of such series to the original purchasers thereof upon payment to Trustee, but for the account of the Issuer, of a sum specified in such order; and

           (e) A copy, duly certified by the Secretary of the governing authority of the Issuer, of the proceedings of the governing body of the Issuer authorizing the issuance of the Bonds.

      SECTION 2.8. Mutilated, Destroyed or Lost Bonds. In case any Bond issued hereunder shall become mutilated or be destroyed or lost, the Issuer shall, if not then prohibited by law, cause to be executed and the Trustee shall authenticate and deliver a new Bond of the same series of like date, number, maturity and tenor in exchange and substitution for and upon cancellation of such mutilated Bond, or in lieu of and in substitution for such Bond destroyed or lost, upon the holder's paying the reasonable expenses and charges of the Issuer and
Trustee in connection therewith, and, in the case of a Bond destroyed or lost, his filing with the Trustee evidence satisfactory to the Company and the Trustee that such Bonds were destroyed or lost, and of his ownership thereof, and furnishing the Issuer, the Company and the Trustee with indemnity satisfactory to them. The Trustee is hereby authorized to authenticate any such new Bond. In the event any such Bonds shall have matured, instead of issuing a new Bond, the Issuer may pay the same without the surrender thereof.

     SECTION 2.9. Registration and Exchange of Bonds. The Issuer hereby constitutes and appoints the Trustee as Bond Registrar of the Issuer, and as Bond Registrar the Trustee shall keep books for the registration and for the transfer of the Bonds as provided in this Indenture at the principal corporate trust office of the Trustee. The person in whose name any Bond shall be registered shall be deemed and regarded as the absolute owner thereof for all purposes, and payment of or on account of the principal of and interest on any such Bond shall be made only to or upon the order of the registered owner thereof or his legal representative, and neither the Issuer, the Trustee, nor the Bond Registrar shall be affected by any notice to the contrary but such registration may be changed as herein provided. All payments shall be valid and effectual to satisfy and discharge the liability upon such Bond to the extent of the sum or sums so paid.

      Bonds may be transferred on the books of registration kept by the Trustee by the registered owner in person or by his duly authorized attorney, upon surrender thereof together with a written instrument of transfer duly executed by the registered owner or his duly authorized attorney in such form as shall be satisfactory to the Trustee. Upon surrender for transfer of any Bond at the principal corporate office of the Trustee, the Issuer shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Bond or Bonds in the same aggregate principal amount and of any authorized denomination or denominations.

      Bonds may be exchanged at the principal corporate trust office of the Trustee for an equal aggregate principal amount of Bonds of any other authorized denomination or denominations of the same series with corresponding maturities. The Issuer shall execute and the Trustee shall authenticate and deliver Bonds which the bondholder making the exchange is entitled to receive, bearing numbers not then outstanding. The execution by the Issuer of any Bond of any denomination shall constitute full and due authorization of such denomination and the Trustee shall thereby be authorized to authenticate and deliver such Bond.

      Such transfers of registration or exchanges of Bonds shall be without charge to the holders of such Bonds, but any taxes or other governmental charges required to be paid with respect to the same shall be paid by the holder of the Bond requesting such transfer or exchange as a condition precedent to the exercise of such privilege.

      The Trustee shall not be required to transfer or exchange any Bond after the mailing of notice calling such Bond for redemption has been made, nor during the period of fifteen (15) days next preceding mailing of a notice of redemption of any Bonds.

       At reasonable times and under reasonable regulations established by the Trustee, the list of registered owners of the Bonds may be inspected and copied by the Company or by holders or owners (or a designated representative thereof) of 10% or more in principal amount of Bonds then outstanding, such possession or ownership and the authority of such designated representative to be evidenced to the satisfaction of the Trustee.

      SECTION 2.10. Cremation and Other Dispositions. All Bonds surrendered for the purpose of payment or retirement, or for exchange, or for replacement or payment as provided above, or for cancellation, shall be canceled upon surrender thereof to the Trustee and, at the option of the Trustee, either cremated, shredded or otherwise disposed of. The Trustee shall execute and forward to the Issuer an appropriate certificate describing the Bonds involved and the manner of disposition.

      SECTION 2.11. Temporary Bonds. Until Bonds in definitive form are ready for delivery, the Issuer may execute, and upon the request of the Issuer, the Trustee shall authenticate and deliver, subject to the provisions, limitations and conditions set forth herein, one or more Bonds in temporary form, whether printed, typewritten, lithographed or otherwise produced, substantially in the form of the definitive Bonds, with appropriate omissions, variations and insertions, and in authorized denominations. Until exchanged for Bonds in definitive form, such Bonds in temporary form shall be entitled to the lien and benefit of this Indenture. Upon the presentation and surrender of any Bond or Bonds in temporary form, the Issuer shall, without unreasonable delay, prepare, execute and deliver to the Trustee and the Trustee shall authenticate and deliver, in exchange therefor, a Bond or Bonds in definitive form. Such exchange shall be made by the Trustee without making any charge therefor to the holder of such Bond in temporary form.

                           ARTICLE III

                         REFUNDING FUND

      SECTION 3.1. Creation of Refunding Fund. There is hereby created and ordered to be established with the Trustee a trust fund of and in the name of the Issuer to be designated "Parish of West Feliciana Pollution Control Revenue Refunding Bonds (Gulf States Utilities Company Project) Series [ ] Refunding Fund".

      SECTION 3.2. Deposit of Proceeds of Bonds. All of the proceeds of the Bonds, exclusive of accrued interest, if any, shall be deposited in the Refunding Fund. On the date of issuance of the Bonds, the Trustee shall transfer to the Prior Trustee all such moneys for deposit in the bond fund created under the Prior Indenture for the purpose of, together with moneys of the Company deposited therein, refunding the Prior Bonds on the Refunding Date.


                           ARTICLE IV

               REDEMPTION OF BONDS BEFORE MATURITY

      SECTION 4.1.        Redemption.  The Bonds shall be subject
to redemption prior to maturity as follows:

      (a) The Bonds shall be subject to optional redemption by the Issuer, at the direction of the Company, in whole but not in part, at any time, at a redemption price equal to the principal amount being redeemed plus accrued interest to the redemption date, if:

           (i)   the  Company  shall  have  determined  that  the
     continued   operation   of  the  Plant   is   impracticable,
     uneconomical or undesirable for any reason;

           (ii) the Company shall have determined that the continued operation of the Facilities is impracticable, uneconomical or undesirable due to (A) the imposition of taxes, other than ad valorem taxes currently levied upon privately owned property used for the same general purpose as the Facilities, or other liabilities or burdens with respect to the Facilities or the operation thereof, (B) changes in technology, in environmental standards or legal requirements or in the economic availability of materials, supplies, equipment or labor or (C) destruction of or damage to all or part of the Facilities;

           (iii) all or substantially all of the Facilities shall have been condemned or taken by eminent domain; or

           (iv) the operation of the Facilities shall have been enjoined or shall have otherwise been prohibited by any order, decree, rule or regulation of any court or of any federal, state or local regulatory body, administrative agency or other governmental body.

      (b) The Bonds shall be subject to optional redemption by the Issuer, at the direction of the Company, on and after ________________, in whole at any time or in part from time to time (and if in part, by lot or in such other manner as may be determined by the Trustee to be fair and equitable), at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued interest to the redemption date:

       Redemption Period                  Redemption Price






The Bonds shall also be subject to optional redemption by the Issuer, at the direction of the Company, in whole but not in part, at any time prior to ________________, at a redemption
price equal to           % of the principal amount being redeemed
plus accrued interest to the redemption date, if the Company shall have consolidated with or merged with or into another corporation, or sold or otherwise transferred all or substantially all of its assets.

      In case a Bond is of a denomination larger than $5,000, a portion of such Bond ($5,000 or any integral multiple thereof) may be redeemed if otherwise permitted, but Bonds shall be redeemed only in the principal amount of $5,000 or any integral multiple thereof.

      SECTION 4.2. Notice. Notice of any redemption, identifying the Bonds or portions thereof being called and the date on which they shall be presented for payment, shall be given by the Trustee by first class mail, postage prepaid, to the registered owner of each such Bond addressed to such registered owner at his registered address and placed in the mails not less than thirty (30) days nor more than sixty (60) days prior to the date fixed for redemption; provided, however, that failure to give such notice by mailing, or any defect therein, shall not affect the validity of any proceeding for the redemption of any Bond with respect to which no such failure or defect has occurred.

      Any notice mailed as provided in this Section shall be conclusively presumed to have been duly given, whether or not the holder or owner receives the notice.

      With respect to notice of redemption of the Bonds at the option of the Issuer (at the direction of the Company), unless moneys sufficient to pay the principal of and premium, if any, and interest on the Bonds to be redeemed shall have been received by the Trustee prior to the giving of such notice, such notice shall state that said redemption shall be conditional upon the receipt of such moneys by the Trustee on or prior to the date fixed for such redemption. If such moneys shall not have been so received, such notice shall be of no force and effect, the Issuer shall not redeem such Bonds and the Trustee shall give notice, in the manner in which the notice of redemption was given, that such moneys were not so received.

      SECTION 4.3. Redemption Payments. Subject to the provisions of the last paragraph of Section 4.2 hereof, on or prior to the date fixed for redemption, funds shall be deposited with the Trustee to pay, and the Trustee is hereby authorized and directed to apply such funds to the payment of, the Bonds or portions thereof to be redeemed, together with accrued interest thereon to the redemption date and any required premium. Upon the giving of notice and the deposit of funds for redemption, interest on the Bonds or portions thereof thus redeemed shall no longer accrue after the date fixed for redemption.

     SECTION 4.4. Cancellation. All Bonds which have been redeemed shall not be reissued but shall be canceled and disposed of by the Trustee in accordance with Section 2.10 hereof.

      SECTION 4.5. Partial Redemption of Bonds. Upon surrender of any Bond for redemption in part only, the Issuer shall execute and the Trustee shall authenticate and deliver to the holder thereof a new Bond or Bonds of the same series and the same maturity, of authorized denominations in an aggregate principal amount equal to the unredeemed portion of the Bond surrendered.

                            ARTICLE V

           GENERAL COVENANTS; THE FIRST MORTGAGE BONDS

      SECTION 5.1. Payment of Principal, Premium, If Any, and Interest. The Issuer covenants that it will promptly pay or cause to be paid the principal of and premium, if any, and interest on every Bond issued under this Indenture at the place, on the dates and in the manner provided herein and in the Bond according to the true intent and meaning thereof; provided, however, that the obligation of the Issuer hereunder to make or cause to be made any payment to the Trustee in respect of the principal of or premium, if any, or interest on the Bonds shall be reduced by the amount of moneys, if any, on deposit in the Bond Fund and available to be applied by the Trustee toward the payment of the principal of or premium, if any, or interest on the Bonds. The principal and premium, if any, and interest (except interest paid from the proceeds from the sale of the Bonds, if any) are payable solely from the Trust Estate, including the Revenues, which Revenues are hereby specifically pledged and assigned for the payment thereof in the manner and to the extent herein specified, and nothing in the Bonds or this Indenture should be considered as assigning or pledging any funds or assets of the Issuer other than the Revenues and the right, title and interest of the Issuer in the Refunding Agreement (except for the rights of the Issuer under Sections 4.5, 4.6, 4.7 and 8.4 of the Refunding Agreement and any rights of the Issuer to receive notices, certificates, requests, requisitions, directions and other communications under the Refunding Agreement) in the manner and to the extent herein specified. Anything in this Indenture to the contrary notwithstanding, it is understood that whenever the Issuer makes any covenant involving financial commitments, including, without limitation, those in the various sections of this Article IV, it pledges no funds or assets other than the Trust Estate in the manner and to the extent herein specified, but nothing herein shall be construed as prohibiting the Issuer from using any other funds or assets.

      SECTION 5.2. Performance of Covenants. The Issuer covenants that it will faithfully perform at all times any and all covenants, undertakings, stipulations and provisions contained in this Indenture, in any and every Bond executed, authenticated, issued and delivered hereunder and in all ordinances pertaining thereto. The Issuer covenants that it is duly authorized under the Constitution and laws of the State of Louisiana, including particularly and without limitation the Act, to issue Bonds authorized hereby and to execute this Indenture and to make the pledge and covenants in the manner and to the extent herein set forth; that all action on its part for the issuance of the Bonds and the execution and delivery of this Indenture has been duly and effectively taken; and that the Bonds in the hands of the holders and owners thereof are and will be valid and enforceable obligations of the Issuer according to the import thereof.

      SECTION 5.3. Instruments of Further Assurance. The Issuer covenants that it will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, such indenture or indentures supplemental hereto and such further acts, instruments and transfers as the Trustee may reasonably require for the better assuring, transferring, pledging, assigning and confirming unto the Trustee the Trust Estate.

      SECTION 5.4. Recordation and Other Instruments. The Issuer and the Trustee covenant that they will cooperate with the Company in causing this Indenture, the Refunding Agreement, such security agreements, financing statements and all supplements thereto and other instruments as may be required from time to time to be kept, to be recorded and filed in such manner and in such places as may be required by law in order to fully preserve and protect the security of the holders and owners of the Bonds and the rights of the Trustee hereunder, and to perfect the security interest created by this Indenture.

     SECTION 5.5. Inspection of Project Books. The Issuer and the Trustee covenant and agree that all books and documents in their possession relating to the Facilities and the revenues derived from the Facilities shall be open to inspection at all reasonable times by such accountants or other agencies as the other party may from time to time designate and by the Company.

      SECTION 5.6. Rights Under Refunding Agreement. The Refunding Agreement, a duly executed counterpart of which has been filed with the Trustee, sets forth covenants and obligations of the Issuer and the Company, including provisions that subsequent to the issuance of Bonds and prior to their payment in full or provision for payment thereof in accordance with the provisions of the Refunding Agreement may not be effectively amended, changed, modified, altered or terminated, or any provision waived without the written consent of the Trustee, and reference is hereby made to the same for a detailed statement of said covenants and obligations of the Company thereunder, and the Issuer agrees that the Trustee in its name or in the name of the Issuer may enforce all rights of the Issuer and all obligations of the Company under and pursuant to the Refunding Agreement, for and on behalf of the bondholders, whether or not the Issuer is in default hereunder.

      SECTION 5.7. Prohibited Activities. The Issuer and the Trustee covenant that neither of them shall take any action or suffer or permit any action to be taken or condition to exist which causes or may cause the interest payable on the Bonds to be includable in gross income for purposes of federal income taxation. Without limiting the generality of the foregoing, the Issuer and the Trustee covenant that (a) the proceeds of the sale of the Bonds, the earnings thereon, and any other moneys on deposit in any fund or account maintained in respect of the Bonds (whether such moneys were derived from the proceeds of the sale of the Bonds or from other sources) will not be used in a manner which would cause the Bonds to be treated as "arbitrage bonds" within the meaning of Section 148 of the Code, and (b) all action with respect to the Bonds required by Section 148(f) of the Code shall be taken in a timely manner.

      SECTION  5.8.         No Transfer of First Mortgage  Bonds.
The Trustee shall not sell, assign or transfer the First Mortgage
Bonds except to a successor trustee under this Indenture.

      SECTION 5.9. Voting of First Mortgage Bonds. The Trustee shall, as the holder of the First Mortgage Bonds, attend such meeting or meetings of holders of first mortgage bonds issued under the Company Mortgage or, at its option, deliver its proxy in connection therewith, as relate to matters with respect to which it is entitled to vote or consent. So long as no Event of Default hereunder shall have occurred and be continuing, either at any such meeting or meetings, or otherwise when the consent of the holders of the Company's first mortgage bonds issued under the Company Mortgage is sought without a meeting, the Trustee shall vote as the holder of the First Mortgage Bonds, or shall consent with respect thereto, proportionately with what the Trustee reasonably believes will be the vote or consent of the holders of all other first mortgage bonds of the Company then outstanding under the Company Mortgage the holders of which are eligible to vote or consent; provided, however, that the Trustee shall not vote as such holder in favor of, or give its consent to, any amendment or modification of the Company Mortgage which is correlative to any amendment or modification of this Indenture referred to in Section 12.2 hereof without the prior consent and approval, obtained in the manner prescribed in said Section 12.2, of Bondholders which would be required under said Section 12.2 for such correlative amendment or modification of this Indenture.

      Any action taken by the Trustee in accordance with the provisions of this Section shall be binding upon the Issuer and the Bondholders.

      SECTION  5.10.   Surrender of First  Mortgage  Bonds.   The
Trustee  shall  surrender First Mortgage  Bonds  to  the  Company
Mortgage  Trustee  in accordance with the provisions  of  Section
4.3(d) and (e) of the Refunding Agreement.

      SECTION 5.11. Notice to Company Mortgage Trustee. In the event that a payment on the First Mortgage Bonds shall have become due and payable and shall not have been fully paid after the expiration of the applicable grace period, the Trustee shall immediately give notice thereof to the Company Mortgage Trustee specifying the amount of funds required to make such payment. In the event that any Bonds are to be redeemed pursuant to any provisions of this Indenture requiring mandatory redemption of Bonds (other than at the direction of the Company), except for provisions which establish sinking fund redemption requirements, the Trustee shall forthwith give notice thereof to the Company Mortgage Trustee specifying the principal amount of Bonds so to be redeemed and the redemption date therefor. Any such notice given by the Trustee shall be signed by its President, a Vice President or a Trust Officer thereof. The Trustee shall incur no liability for failure to give any such notice and such failure shall have no effect on the obligations of the Company on the First Mortgage Bonds or on the rights of the Trustee or of the bondholders.


                           ARTICLE VI

                       REVENUES AND FUNDS

      SECTION 6.1. Creation of Bond Fund. There is hereby created and ordered to be established with the Trustee a trust fund of and in the name of the Issuer to be designated "Parish of West Feliciana Pollution Control Revenue Refunding Bonds (Gulf
States Utilities Company Project) Series [   ] Bond Fund".

     SECTION 6.2. Payments Into Bond Fund. There shall be deposited into the Bond Fund as and when received:

          (a) All accrued interest received at the time of the issuance and delivery of the Bonds;

         (b)  All Revenues; and

          (c) Any other moneys received by the Trustee under and pursuant to any of the provisions of the Refunding Agreement or this Indenture which are directed to be paid into the Bond Fund.

      SECTION 6.3. Use of Moneys in Bond Fund. Except as otherwise provided in Sections 6.8 and 11.2 hereof, moneys in the Bond Fund shall be used solely for the payment of the principal of and premium, if any, and interest on the Bonds and for the redemption or purchase of Bonds.

      SECTION 6.4. Withdrawals from Bond Fund. The Bond Fund shall be in the name of the Issuer, designated as set forth in Section 6.1, and the Issuer hereby irrevocably authorizes and directs the Trustee to withdraw from the Bond Fund sufficient funds to pay the principal of and premium, if any, and interest on the Bonds at maturity and redemption prior to maturity and to use such funds for the purpose of paying principal, premium, if any, and interest in accordance with the provisions hereof pertaining to payment, which authorization and direction the Trustee hereby accepts.

      SECTION 6.5. Non-Presentment of Bonds. In the event any Bond shall not be presented for payment when the principal thereof becomes due, either at maturity or otherwise, or at the date fixed for redemption thereof, if there shall have been deposited with the Trustee for that purpose, or left in trust if previously so deposited, funds sufficient to pay the principal thereof, and premium, if any, together with all interest unpaid and due thereon, to the due date thereof, for the benefit of the holder thereof, all liability of the Issuer to the holder thereof for the payment of the principal thereof, premium, if any, and interest thereon, shall forthwith cease, terminate and be completely discharged, and thereupon it shall be the duty of the Trustee to hold such fund or funds, without liability for interest thereon, for the benefit of the holder of such Bond, who shall thereafter be restricted exclusively to such fund or funds for any claim of whatever nature on his part under this Indenture or on, or with respect to, the Bond.

       SECTION 6.6. Administration Expenses. It is understood and agreed that pursuant to the provisions of Section
4.5 of the Refunding Agreement, the Company agrees to pay the Administration Expenses of the Issuer. All such payments under the Refunding Agreement which are received by the Trustee shall not be paid into the Bond Fund, but shall be segregated by the Trustee and expended solely for the purpose for which such payments are received.

      SECTION 6.7. Moneys to be Held in Trust. All moneys required to be deposited with or paid to the Trustee for deposit into the Bond Fund under any provision of this Indenture and all moneys withdrawn from the Bond Fund and held by any Paying Agent, shall be held by the Trustee or such Paying Agent in trust, and except for moneys deposited with or paid to the Trustee for the redemption of Bonds, notice of which redemption has been duly given, and for moneys deposited with or paid to the Trustee pursuant to Article IX hereof, shall, while held by the Trustee or any Paying Agent, constitute part of the Trust Estate and be subject to the lien hereof. Any moneys received by or paid to the Trustee pursuant to any provision of the Refunding Agreement calling for the Trustee to hold, administer and disburse the same in accordance with the specific provisions of the Refunding Agreement shall be held, administered and disbursed pursuant to such provisions and, where required by the provisions of the Refunding Agreement the Trustee shall set the same aside in a separate account. The Issuer agrees that if it shall receive any moneys pursuant to applicable provisions of the Refunding
Agreement, it will pay the same over to the Trustee forthwith upon receipt thereof to be held, administered and disbursed by the Trustee in accordance with the provisions of the Refunding Agreement pursuant to which the Issuer may have received the same. Furthermore, if for any reason the Refunding Agreement ceases to be in force and effect while any Bonds are outstanding, the Issuer agrees that if it shall receive any moneys derived from the Facilities, it will forthwith upon receipt thereof pay the same over to the Trustee to be held, administered and disbursed by the Trustee in accordance with provisions of the Refunding Agreement that would be applicable if the Refunding Agreement were then in force and effect, and if there be no such provisions which would be so applicable, then the Trustee shall hold, administer and disburse such moneys solely for the discharge of the Issuer's obligations under this Indenture.

      SECTION  6.8.        Refund to Company of Excess  Payments.
Anything herein to the contrary notwithstanding, the Trustee is authorized and directed to refund to the Company all excess amounts as specified in the Refunding Agreement.


                           ARTICLE VII

                  SECURITY FOR AND INVESTMENTS

      SECTION 7.1. Investment of Moneys. (a) Moneys held for the credit of the Bond Fund shall, upon direction by the Authorized Company Representative, be invested and reinvested by the Trustee in any one or more of the following obligations or securities on which neither the Company nor any of its subsidiaries is the obligor: (i) Government Securities; (ii) interest bearing deposit accounts (which may be represented by certificates of deposit) in national or state banks (which may include the Trustee, any Paying Agent, and the Bond Registrar) having a combined capital and surplus of not less than $10,000,000, or savings and loan associations having total assets of not less than $40,000,000; (iii) bankers' acceptances drawn on and accepted by commercial banks (which may include the Trustee, any Paying Agent, and the Bond Registrar) having a combined capital and surplus of not less than $10,000,000; (iv) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, any State of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico, or any political subdivision of any of the foregoing, which are rated in any of the three highest rating categories by a nationally recognized rating agency; (v) obligations of any agency or instrumentality of the United States of America; (vi) commercial or finance company paper which is rated in any of the three highest rating categories by a nationally recognized rating agency; (vii) corporate debt securities rated in any of the three highest rating categories by a nationally recognized rating agency; and (viii) repurchase agreements with banking or financial institutions having a combined capital and surplus of not less than $10,000,000 (which may include the Trustee, any Paying Agent, and the Bond Registrar) with respect to any of the foregoing obligations or securities. As used above, the reference to rating categories shall mean generic categories which may include numerical or other qualifications of ratings within each such generic rating category such as "+" or "-". Such investments shall have maturity dates, or shall be subject to redemption by the holder at the option of the holder, on or prior to the dates the moneys invested therein will be needed as reflected by a statement of the Authorized Company Representative, which statement must be on file with the Trustee prior to any investment.

      (b) Obligations so purchased as an investment of moneys in any fund or account shall be deemed at all times a part of such fund or account. Any profit and income realized from such investments shall be credited to such fund or account and any loss shall be charged to such fund or account.

      SECTION 7.2. Arbitrage Bond Covenant. With respect to the authority to invest funds granted in this Indenture, the Issuer and the Trustee hereby covenant with the holders of the Bonds that, subject to the Company's direction of the investment of funds, they will make no use of the proceeds of the Bonds, or any other funds which may be deemed to be proceeds of the Bonds pursuant to Section 148 of the Code, which would cause the Bonds to be "arbitrage bonds" within the meaning of such Section.

      The Company has agreed in the Refunding Agreement to comply with rebate requirements of Section 148(f) of the Code. The Trustee shall provide such information as the Company may request to enable the Company to calculate the amount of gross earnings on the Bond Fund and Refunding Fund.

      SECTION 7.3. Balance in Funds After Payment of the Bonds. Any balance in any of the funds created under this Indenture or otherwise held by the Trustee after all the Bonds issued hereunder and secured hereby have been paid in full, or provision for payment in full thereof have been made, and all amounts due to the Trustee and the Issuer have been paid, shall be paid over to the Company. Should the holders of any Bonds fail or neglect to present their Bonds for payment within one year from the date such Bonds become due and payable, whether by redemption or at maturity, the Trustee shall, at the end of such period, remit to the Company in trust for the holders of the Bonds the money then held for such Bonds; and the holders of such Bonds shall thereafter have recourse only to the Company for payment thereof.


                          ARTICLE VIII

                      RIGHTS OF THE COMPANY

      SECTION 8.1. Rights of Company Under Refunding Agreement. Nothing herein contained shall be deemed to impair the rights and privileges of the Company set forth in the Refunding Agreement and an Event of Default hereunder shall not constitute an "Event of Default" under the Refunding Agreement unless by the terms of the Refunding Agreement it constitutes an "Event of Default" thereunder.

      SECTION  8.2.        Enforcement of Rights and Obligations.
The Issuer and the Trustee agree that the Company in its own name or in the name of the Issuer may enforce all of the rights of the Issuer, all obligations of the Trustee, and all of the Company's rights provided for in this Indenture.

                           ARTICLE IX

                        DISCHARGE OF LIEN

      SECTION 9.1. Discharge of Lien. If the Issuer shall pay or cause to be paid to the holders and owners of the Bonds the principal of and premium, if any, and interest to become due thereon at the times and in the manner stipulated therein, and if the Issuer shall keep, perform and observe all and singular the covenants and promises in the Bonds and in this Indenture expressed as to be kept, performed and observed by it on its part and shall pay or cause to be paid all other sums payable hereunder by the Issuer, then these presents and the estate and rights hereby granted shall cease, terminate and be void, and thereupon the Trustee shall cancel and discharge the lien of this Indenture, and execute and deliver to the Issuer such instruments in writing as shall be requisite to satisfy the lien hereof, and reconvey to the Issuer the estate hereby conveyed, and assign and deliver to the Issuer any property at the time subject to the lien of this Indenture which may then be in its possession, except moneys or Government Securities held by it for the payment of the principal of and premium, if any, and interest on the Bonds.

      Any Bond shall be deemed to be paid within the meaning of this Article when payment of the principal of and premium, if any, and interest on such Bond (whether at maturity or upon redemption as provided in this Indenture, or otherwise), either
(a) shall have been made or caused to be made in accordance with the terms thereof, or (b) shall have been provided for by irrevocably depositing with the Trustee, in trust and irrevocably set aside exclusively for such payment, (i) moneys sufficient to make such payment or (ii) Government Securities (provided that in either case the Trustee shall have received an opinion of Bond Counsel to the effect that such deposit will not affect the exclusion of the interest on any of the Bonds from gross income for purposes of federal income taxation or cause any of the Bonds to be treated as arbitrage bonds within the meaning of Section 148(a) of the Code) maturing as to principal and interest in such amounts and at such times as will provide sufficient moneys to make such payment when due, and all necessary and proper fees, compensation and expenses of the Trustee and any Paying Agent pertaining to the Bonds with respect to which such deposit is made and all other liabilities of the Company under the Refunding Agreement, pertaining to the Bonds with respect to which such deposit is made, shall have been paid or the payment thereof provided for to the satisfaction of the Trustee. No deposit under (b) above shall constitute such discharge and satisfaction until the Company shall have irrevocably notified the Trustee of the date for payment of such Bond either at maturity or on a date on which such Bond may be redeemed in accordance with the provisions hereof and notice of such redemption shall have been given or irrevocable provisions shall have been made for the giving of such notice.

      The Issuer or the Company may at any time surrender to the Trustee for cancellation by it any Bonds previously authenticated and delivered hereunder, which the Issuer or the Company may have acquired in any manner whatsoever, and such Bonds, upon such surrender and cancellation, shall be deemed to be paid and retired.

                            ARTICLE X

                 DEFAULT PROVISIONS AND REMEDIES
                   OF TRUSTEE AND BONDHOLDERS

      SECTION 10.1. Events of Default. Each of the following events shall constitute and is referred to in this Indenture as an "Event of Default":

          (a) default in the due and punctual payment of any interest on any Bond hereby secured and outstanding and the continuance thereof for a period of sixty (60) days;

          (b) default in the due and punctual payment of the principal of and premium, if any, on any Bond hereby secured and outstanding, whether at the stated maturity thereof, or upon unconditional proceedings for redemption thereof, or upon the maturity thereof by acceleration;

          (c)   an "Event of Default" as such term is defined  in
    Section 8.1(a) of the Refunding Agreement; or

          (d) default in the payment of any other amount required to be paid under this Indenture or in the performance or observance of any other of the covenants, agreements or conditions contained in this Indenture, or in the Bonds issued under this Indenture, and continuance thereof for a period of ninety (90) days after written notice specifying such failure and requesting that it be remedied, shall have been given to the Issuer and the Company by the Trustee, which may give such notice in its discretion and shall give such notice at the written request of holders of not less than 10% in aggregate principal amount of the Bonds then outstanding, unless the Trustee, or the Trustee and holders of an aggregate principal amount of Bonds not less than the aggregate principal amount of Bonds the holders of which requested such notice, as the case may be, shall agree in writing to an extension of such period prior to its expiration; provided, however, that the Trustee, or the Trustee and the holders of such principal amount of Bonds, as the case may be, shall be deemed to have agreed to an extension of such period if corrective action is instituted by the Issuer, or the Company on behalf of the Issuer, within such period and is being diligently pursued.

     The term "default" as used in clauses (a), (b) and (d) above shall mean default by the Issuer in the performance or observance of any of the covenants, agreements or conditions on its part contained in this Indenture, or in the Bonds outstanding hereunder, exclusive of any period of grace required to constitute a default an "Event of Default" as hereinabove provided.

      SECTION 10.2. Acceleration. Upon the occurrence and continuance of an Event of Default described in clause (a) or (b) of the first paragraph of Section 10.1 hereof, the Bonds shall, without further action, become and be immediately due and payable, anything in this Indenture or in the Bonds to the contrary notwithstanding, and the Trustee shall give notice thereof in writing to the Issuer and the Company, and notice to bondholders in the same manner as a notice of redemption under
Section 4.2 hereof.

      Upon the occurrence and continuance of an Event of Default described in clause (c) of the first paragraph of Section 10.1 hereof, and further upon the condition that, in accordance with the terms of the Company Mortgage, the First Mortgage Bonds shall have become immediately due and payable pursuant to any provision of the Company Mortgage, the Bonds shall, without further action, become and be immediately due and payable, anything in this Indenture or in the Bonds to the contrary notwithstanding, and the Trustee shall give notice thereof in writing to the Issuer and the Company, and notice to Bondholders in the same manner as a notice of redemption under Section 4.2 hereof.

      SECTION 10.3. Other Remedies; Rights of Bondholders. Upon the occurrence and continuance of an Event of Default, the Trustee may, in addition or as an alternative, pursue any available remedy by suit at law or in equity to enforce the payment of the principal of and premium, if any, and interest on the Bonds then outstanding hereunder, then due and payable.

      If an Event of Default shall have occurred, and if it shall have been requested so to do by the holders of 25% in aggregate principal amount of Bonds outstanding hereunder and shall have been indemnified as provided in Section 11.1 hereof, the Trustee shall be obligated to exercise such one or more of the rights and powers conferred upon it by this Section as the Trustee, being advised by counsel, shall deem most expedient in the interests of the bondholders.

      No remedy by the terms of this Indenture conferred upon or reserved to the Trustee (or to the Bondholders) is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity or by statute.

     No delay or omission to exercise any right or power accruing upon any default or Event of Default shall impair any such right or power or shall be construed to be a waiver of any such default or Event of Default or acquiescence therein; and every such right and power may be exercised from time to time and as often as may be deemed expedient.

      No waiver of any default or Event of Default hereunder, whether by the Trustee or by the Bondholders, shall extend to or shall affect any subsequent default or Event of Default or shall impair any rights or remedies consequent thereon.

      SECTION 10.4. Right of Bondholders to Direct Proceedings. Anything in this Indenture to the contrary notwithstanding, the holders of a majority in aggregate principal amount of Bonds outstanding hereunder shall have the right, at any time, by an instrument or instruments in writing executed and delivered to the Trustee, to direct the method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of this Indenture, or for the appointment of a receiver or any other proceeding hereunder; provided that such direction shall not be otherwise than in accordance with the provisions of law and of this Indenture.

     SECTION 10.5. Appointment of Receiver. Upon the occurrence and continuance of an Event of Default, and upon the filing of a suit or other commencement of judicial proceedings to enforce the rights of the Trustee and of the Bondholders under this Indenture, the Trustee shall be entitled, as a matter of right, to the appointment of a receiver or receivers of the Trust Estate and of the tolls, rents, revenues, issues, earnings, income, products and profits thereof, pending such proceedings with such powers as the court making such appointment shall confer.

      SECTION 10.6. Waiver. In case of an Event of Default on the part of the Issuer, as aforesaid, to the extent that such rights may then lawfully be waived, neither the Issuer nor anyone claiming through it or under it shall or will set up, claim, or seek to take advantage of any appraisement, valuation, stay, extension or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement of this Indenture, but the Issuer, for itself and all who may claim through or under it, hereby waives, to the extent that it lawfully may do so, the benefit of all such laws and all right of appraisement and redemption to which it may be entitled under the laws of the State of Louisiana.

      SECTION  10.7.   Application of Moneys.   Available  moneys
remaining after discharge of costs, charges and liens prior to this Indenture shall be applied by the Trustee as follows:

          (a) Unless the principal of all the Bonds shall have become due and payable, all such moneys shall be applied:

                First: To the payment to the persons entitled thereto of all installments of interest then due, in the order of the maturity of the installments of such interest, and, if the amount available shall not be sufficient to pay in full any particular installment, then to the payment ratably, according to the amounts due on such installment, to the persons entitled thereto, without any discrimination or privilege;

                Second:   To the payment to the persons  entitled
          thereto of the unpaid principal of any of the Bonds which shall have become due (other than Bonds called for redemption for the payment of which moneys are held pursuant to the provisions of this Indenture), in the order of their due dates, with interest on such Bonds from the respective dates upon which they become due, and, if the amount available shall not be sufficient to pay in full Bonds due on any particular date, together with such interest, then to the payment ratably, according to the amount of principal due on such date, to the persons entitled thereto without any discrimination or privilege of any Bond over any other Bond and without preference or priority of principal over interest or of interest over principal; and

                Third:  To the payment of the interest on and the
          principal  of  the  Bonds, and  to  the  redemption  of
          Bonds,  all  in  accordance  with  the  provisions   of
          Article VI of this Indenture.

          (b) If the principal of all the Bonds shall have become due and payable, all such moneys shall be applied to the payment of the principal and interest then due and unpaid upon the Bonds, without preference or priority of principal over interest or of interest over principal, or of any Bond over any other Bond, ratably, according to the amounts due respectively for principal and interest, to the persons entitled thereto without discrimination or privilege.

          (c) If the principal of all the Bonds shall have become due and payable, and if acceleration of the maturity of the Bonds by reason of an Event of Default shall thereafter have been rescinded and annulled under the provisions of this Article, then, subject to the provisions of paragraph (b) of this Section in the event that the principal of all the Bonds shall later become due and payable, the moneys shall be applied in accordance with the provisions of paragraph (a) of this Section.

     Whenever moneys are to be applied by the Trustee pursuant to the provisions of this Section, such moneys shall be applied at such times, and from time to time, as it shall determine, having due regard to the amount of such moneys available for application and the likelihood of additional moneys becoming available for such application in the future. Whenever the Trustee shall apply such funds, it shall fix the date (which shall be an interest payment date unless it shall deem another date more suitable) upon which such application is to be made and upon such date interest on the amounts of principal paid on such date shall cease to accrue. The Trustee shall give such notice as it may deem appropriate of the deposit with it of any such moneys and of the fixing of any such date and shall not be required to make payment to the holder of any Bond until such Bond shall be presented to the Trustee for appropriate endorsement or for cancellation if fully paid.

      SECTION 10.8. Remedies Vested in Trustee. All rights of action (including the right to file proof of claim) under this Indenture or under any of the Bonds may be enforced by the Trustee without the possession of any of the Bonds or the production thereof in any trial or other proceeding relating thereto and any such suit or proceeding instituted by the Trustee shall be brought in its name as Trustee, without the necessity of joining as plaintiffs or defendants any holders of the Bonds hereby secured, and any recovery of judgment shall be for the ratable benefit of the holders of the outstanding Bonds.

      SECTION 10.9. Rights and Remedies of Bondholders. No holder of any Bond shall have any right to institute any suit, action or proceeding in equity or at law for the enforcement of this Indenture or for the execution of any trust hereof or for the appointment of a receiver or any other remedy hereunder, unless a default shall have occurred of which the Trustee shall have been notified as provided in subsection (g) of Section 11.1, or of which by said subsection it is deemed to have notice, nor unless such default shall have become an Event of Default and the holders of 25% in aggregate principal amount of Bonds outstanding hereunder shall have made written request to the Trustee and shall have offered it reasonable opportunity either to proceed to exercise the powers hereinbefore granted or to institute such action, suit or proceeding in its own name, nor unless also they have offered to the Trustee indemnity as provided in Section 11.1, nor unless also the Trustee shall thereafter fail or refuse to exercise the powers hereinbefore granted, or to institute such action, suit or proceeding in its own name; and such notification, request and offer of indemnity are hereby declared in every such case at the option of the Trustee to be conditions precedent to the execution of the powers and trusts of this Indenture, and to any action or cause of action for the enforcement of this Indenture or for the appointment of a receiver or for any other remedy hereunder; it being understood and intended that no one or more holders of the Bonds shall have any right in any manner whatsoever to affect, disturb or prejudice the lien of this Indenture by his or their action or to enforce any right hereunder except in the manner herein provided, and that all proceedings at law or in equity shall be instituted, held and maintained in the manner herein provided for the equal benefit of the holders of all Bonds outstanding hereunder.
Nothing in this Indenture contained shall affect or impair the right of any Bondholder to enforce the payment of the principal of and interest on any Bonds at and after the maturity thereof, or the obligation of the Issuer to pay the principal of and interest on each of the Bonds issued hereunder to the respective holders thereof at the time and place in said Bonds expressed.

      SECTION 10.10. Termination of Proceedings. In case the Trustee shall have proceeded to enforce any right under this Indenture by the appointment of a receiver or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then and in every such case the Issuer and the Trustee shall be restored to their former positions and rights hereunder with respect to the property herein conveyed, and all rights, remedies and powers of the Trustee shall continue as if no such proceedings had been taken, except to the extent the Trustee is legally bound by such adverse determination.

     SECTION 10.11. Waivers of Events of Default. The provisions of this Article X are subject to the condition that any waiver of any "Default" under the Company Mortgage and a rescission and annulment of its consequences shall constitute a waiver of the corresponding Event or Events of Default under clause (c) of the first paragraph of Section 10.1 hereof and a rescission and annulment of the consequences thereof, but no such waiver, rescission and annulment shall extend to or affect any subsequent Event of Default or impair any right or remedy consequent thereon.

                           ARTICLE XI

                  THE TRUSTEE AND PAYING AGENTS

      SECTION 11.1. Acceptance of Trusts. The Trustee hereby accepts the trust imposed upon it by this Indenture, and agrees to perform said trust (i) except during the continuance of an Event of Default as an ordinarily prudent trustee under a corporate mortgage, and (ii) during the continuance of an Event of Default, with the same degree of care and skill in the exercise of its rights hereunder as a prudent man would exercise or use under the circumstances in the conduct of his affairs, but only upon and subject to the following expressed terms and conditions:

          (a)   The  Trustee  may execute any of  the  trusts  or
    powers hereof and perform any duties required of it by or through attorneys, agents, receivers or employees, and shall be entitled to advice of counsel concerning all matters of trusts hereof and its duties hereunder, and may in all cases pay reasonable compensation to all such attorneys, agents, receivers and employees as may reasonably be employed in connection with the trusts hereof. The Trustee may act upon the opinion or advice of any attorney, surveyor, engineer or accountant selected by it in the exercise of reasonable care, or, if selected or retained by the Issuer prior to the occurrence of a default of which the Trustee has been notified as provided in subsection (g) of this Section 11.1, or of which by said subsection the Trustee is deemed to have notice, approved by the Trustee in the exercise of such care. The Trustee shall not be responsible for any loss or damage resulting from an action or non-action in accordance with any such opinion or advice.

          (b) The Trustee shall not be responsible for any recital herein, or in the Bonds (except in respect to the certificate of the Trustee endorsed on such Bonds), or for insuring the property herein conveyed or collecting any insurance moneys, or for the validity of the execution by the Issuer of this Indenture or of any supplemental indentures or instrument of further assurance, or for the sufficiency of the security for the Bonds issued hereunder or intended to be secured hereby, or for the value of the title of the property herein conveyed or otherwise as to the maintenance of the security hereof; except that in the event the Trustee enters into possession of a part or all of the property herein conveyed pursuant to any provision of this Indenture, it shall use due diligence in preserving such property; and the Trustee shall not be bound to ascertain or inquire as to the performance or observance of any covenants, conditions and agreements aforesaid as to the condition of the property herein conveyed.

          (c) The Trustee (not in its capacity as trustee) may become the owner of Bonds secured hereby with the same rights which it would have if not Trustee.

          (d) The Trustee shall be protected in acting upon any notice, request, consent, certificate, order, affidavit, letter, telegram or other paper or document believed by it, in the exercise of reasonable care, to be genuine and correct and to have been signed or sent by the proper person or persons. Any action taken by the Trustee pursuant to this Indenture upon the request or authority or consent of the owner of any Bond secured hereby, shall be conclusive and binding upon all future owners of the same Bond and upon Bonds issued in exchange therefor or in place thereof.

          (e) As to the existence or non-existence of any fact or as to the sufficiency or validity of any instrument, paper or proceeding, the Trustee shall be entitled to rely upon a certificate of the Issuer signed by the President and attested by the Secretary of the governing authority of the Issuer, as sufficient evidence of the facts therein contained and prior to the occurrence of a default of which it has been notified as provided in subsection (g) of this
    Section 11.1, or of which by that subsection it is deemed to have notice, and shall also be at liberty to accept a similar certificate to the effect that any particular dealing, transaction or action is necessary or expedient, but may at its discretion, at the reasonable expense of the Issuer, in every case secure such further evidence as it may think necessary or advisable but shall in no case be bound to secure the same. The Trustee may accept a certificate of the Secretary of the governing authority of the Issuer under its seal to the effect that a resolution or ordinance in the form therein set forth has been adopted by the Issuer as conclusive evidence that such resolution or ordinance has been duly adopted, and is in full force and effect.

          (f) The permissive right of the Trustee to do things enumerated in this Indenture shall not be construed as a duty of the Trustee.

          (g) The Trustee shall not be required to take notice or be deemed to have notice of any default hereunder (except a default under clause (a) or (b) of the first paragraph of
    Section  10.1  hereof concerning which the Trustee  shall  be deemed to have notice) unless the Trustee shall be specifically notified in writing of such default by the Issuer or by the holders of at least 10% in aggregate principal amount of Bonds outstanding hereunder and all notices or other instruments required by this Indenture to be delivered to the Trustee must, in order to be effective, be delivered to the office of the Trustee, and in the absence of such notice so delivered, the Trustee may conclusively assume there is no such default except as aforesaid.

          (h) The Trustee shall not be personally liable for any debts contracted or for damages to persons or to personal property injured or damaged, or for salaries or non-fulfill ment of contracts during any period in which it may be in the possession of or managing the real and tangible personal property as in this Indenture provided.

          (i) At any and all reasonable times the Trustee, and its duly authorized agents, attorneys, experts, engineers, accountants and representatives, shall have the right fully to inspect any and all of the property herein conveyed, including all books, papers and records of the Issuer pertaining to the Facilities and the Bonds, and to take such memoranda from and in regard thereto as may be desired, provided, however, that nothing contained in this subsection or in any other provision of this Indenture shall be construed to entitle the above named persons to any information or inspection involving the confidential know-how or expertise or proprietary secrets of the Company.

          (j) The Trustee shall not be required to give any bond or surety in respect of the execution of the said trusts and powers or otherwise in respect of the premises.

           (k) Notwithstanding anything elsewhere in this Indenture contained, the Trustee shall have the right, but shall not be required, to demand, in respect of the authentication of any Bonds, the withdrawal of any cash, the release of any property, or any action whatsoever within the purview of this Indenture, any showings, certificates, opinions, appraisals, or other information, or corporate action or evidence thereof, in addition to that by the terms hereof required as a condition of such action by the Trustee, deemed desirable for the purpose of establishing the right of the Issuer to the authentication of any Bonds, the withdrawal of any cash, the release of any property, or the taking of any other action by the Trustee. Before taking such action hereunder, the Trustee may require that it be furnished an indemnity bond satisfactory to it for the reimbursement to it of all expenses to which it may be put and to protect it against all liability, except liability which is adjudicated to have resulted from the negligence or willful default of the Trustee, by reason of any action so taken by the Trustee.

      SECTION 11.2. Fees, Charges and Expenses of Trustee and Paying Agents. The Trustee and any Paying Agent shall be entitled to payment and/or reimbursement for reasonable fees for services rendered hereunder and all advances, counsel fees and other expenses reasonably and necessarily made or incurred in and about the execution of the trusts created by this Indenture. The Issuer has made provisions in the Refunding Agreement for the payment of such Administration Expenses and reference is hereby made to the Refunding Agreement for the provisions so made. In this regard, it is understood that the Issuer pledges no funds or revenues other than those derived from and the avails of the Trust Estate to the payment of any obligation of the Issuer set forth in this Indenture, including the obligations set forth in this Section 11.2, but nothing herein shall be construed as prohibiting the Issuer from using any other funds and revenues for the payment of any of its obligations under this Indenture. Upon an Event of Default, but only upon an Event of Default, the Trustee and the Paying Agents shall have a first lien with right of payment prior to payment on account of principal or interest of any Bond issued hereunder upon the Trust Estate for such reasonable and necessary advances, fees, costs and expenses incurred by them respectively.

      SECTION  11.3.   Notice  to Bondholders  of  Default.   The
Trustee shall be required to make demand upon and give notice to the Company and each registered owner of Bonds then outstanding as follows:

          (a) If the Company shall fail to make any installment payment under the Refunding Agreement on the day such payment is due and payable, the Trustee shall give notice to and make demand upon the Company on the next succeeding business day.

          (b) If a default occurs of which the Trustee is pursuant to the provisions of Section 11.1(g) deemed to have or is given notice, the Trustee shall promptly give notice to the Company and to the Bondholders.

      SECTION 11.4. Intervention by Trustee. In any judicial proceeding to which the Issuer is a party and which in the opinion of the Trustee and its counsel has a substantial bearing on the interests of holders of Bonds issued hereunder, the Trustee may intervene on behalf of Bondholders and shall do so if requested in writing by the holders of at least 10% of the aggregate principal amount of Bonds outstanding hereunder. The rights and obligations of the Trustee under this Section 11.4 are subject to the approval of the court having jurisdiction in the premises.

     SECTION 11.5. Merger or Consolidation of Trustee. Any bank or trust company with which the Trustee may be merged, or with which it may be consolidated, or to which it may sell or transfer its trust business and assets as a whole or substantially as a whole, or any bank or trust company resulting from any such sale, merger, consolidation or transfer to which the Trustee is a party, ipso facto, shall be and become successor trustee hereunder and vested with all of the title to the whole property or Trust Estate and all the trusts, powers, discretions, immunities, privileges, and all other matters as was its predecessor, without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that such successor trustee shall have capital and surplus of at least $10,000,000.

      SECTION 11.6. Resignation by Trustee. The Trustee and any successor trustee may at any time resign from the trusts hereby created by giving thirty (30) days written notice to the Issuer and to the Company, and such resignation shall take effect at the end of such thirty (30) days, or upon the earlier appointment of a successor trustee by the Bondholders or by the Issuer. Such notice may be served personally or sent by registered mail.

      SECTION 11.7. Removal of Trustee. The Trustee may be removed at any time by an instrument or concurrent instruments in writing delivered to the Trustee and to the Issuer, and signed by the holders of a majority in aggregate principal amount of Bonds outstanding hereunder.

      SECTION 11.8. Appointment of Successor Trustee. In case the Trustee hereunder shall resign or be removed, or be dissolved, or shall be in course of dissolution or liquidation, or otherwise become incapable of acting hereunder, or in case it shall be taken under the control of any public officer or officers, or of a receiver appointed by the court, a successor may be appointed by the holders of a majority in aggregate principal amount of Bonds outstanding hereunder, by an instrument or concurrent instruments in writing signed by such holders, or by their attorneys in fact, duly authorized; provided, nevertheless, that in case of such vacancy the Issuer, subject to the approval of the Company, by an instrument executed and signed by the President and attested by the Secretary of the governing authority of the Issuer under its seal, shall appoint a temporary trustee to fill such vacancy until a successor trustee shall be appointed by the Bondholders in the manner above provided; and any such temporary trustee so appointed by the Issuer shall immediately and without further act be superseded by the trustee so appointed by such Bondholders. Every such temporary trustee and every such successor trustee shall be a trust company or bank in good standing, having capital and surplus of not less than $10,000,000.

      SECTION 11.9. Concerning Any Successor Trustee. Every successor or temporary trustee appointed hereunder shall execute, acknowledge and deliver to its predecessor and also to the Issuer an instrument in writing accepting such appointment hereunder, and thereupon such successor or temporary trustee, without any further act or conveyance, shall become fully vested with all the estates, properties, rights, powers, trusts, duties and obligations of its predecessor; but such predecessor shall, nevertheless, on the written request of the Issuer or of its successor trustee, execute and deliver an instrument transferring to such successor all the estate, properties, rights, powers and trusts of such predecessor hereunder; and every predecessor trustee shall deliver all securities, moneys and any other property held by it as trustee hereunder to its successor. Should any instrument in writing from the Issuer be required by any successor trustee for more fully and certainly vesting in such successor the estates, rights, powers and duties hereby vested or intended to be vested in the predecessor trustee, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer. The resignation of any trustee and the instrument or instruments removing any trustee and appointing a successor hereunder, together with all other instruments provided for in this Article shall, at the expense of the Issuer, be forthwith filed and/or recorded by the successor trustee in each recording office where the Indenture shall have been filed and/or recorded.

      SECTION 11.10. Reliance Upon Instruments. The resolutions, opinions, certificates and other instruments provided for in this Indenture may be accepted and relied upon by the Trustee as conclusive evidence of the facts and conclusions stated therein and shall be full warrant, protection and authority to the Trustee for its actions taken hereunder.

      SECTION 11.11. Appointment of Co-Trustee. The Issuer and the Trustee shall have power to appoint and upon the request of the Trustee the Issuer shall for such purpose join with the Trustee in the execution of all instruments necessary or proper to appoint another corporation or one or more persons approved by the Trustee, and satisfactory to the Company so long as there is no termination of the interest of the Company by virtue of an
Event of Default or otherwise, either to act as co-trustee or co-trustees jointly with the Trustee of all or any of the property subject to the lien hereof, or to act as separate trustee or co-trustee of all or any such property, with such powers as may be provided in the instrument of appointment and to vest in such corporation or person or persons as such separate trustee or co-trustee any property, title, right or power deemed necessary or desirable. In the event that the Issuer shall not have joined in such appointment within fifteen (15) days after the receipt by it of a request so to do, the Trustee alone shall have the power to make such appointment. Should any deed, conveyance or instrument in writing from the Issuer be required by any separate trustee or co-trustee so appointed for more fully and certainly vesting in and confirming to him or to it such properties, rights, powers, trusts, duties and obligations, any and all such deeds, conveyances and instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer. Every such co-trustee and separate trustee shall, to the extent permitted by law, be appointed subject to the following provisions and conditions, namely:

          (1) The Bonds shall be authenticated and delivered, and all powers, duties, obligations and rights conferred upon the Trustee in respect of the custody of all money and securities pledged or deposited hereunder shall be exercised, solely by the Trustee; and

          (2) The Trustee, at any time by an instrument in writing, may remove any such separate trustee or co-trustee.

      Every instrument, other than this Indenture, appointing any such co-trustee or separate trustee, shall refer to this Indenture and the conditions of this Article expressed, and upon the acceptance in writing by such separate trustee or co-trustee, he, they or it shall be vested with the estate or property specified in such instrument, jointly with the Trustee (except insofar as local law makes it necessary for any separate trustee to act alone), subject to all the trusts, conditions and provisions of this Indenture. Any such separate trustee or co-trustee may at any time, by an instrument in writing, constitute the Trustee as his, their or its agent or attorney-in-fact with full power and authority, to the extent authorized by law, to do all acts and things and exercise all discretion authorized or permitted by him, them or it, for and on behalf of him, them or it and in his, their or its name. In case any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all the estate, properties, rights, powers, trusts, duties and obligations of said separate trustee or co-trustee shall vest in and be exercised by the Trustee until the appointment of a new trustee or a successor to such separate trustee or co-trustee.

      SECTION 11.12. Designation and Succession of Paying Agents. Any bank or trust company with which or into which any Paying Agent may be merged or consolidated, or to which the assets and business of such Paying Agent may be sold, shall be deemed the successor of such Paying Agent for the purposes of this Indenture. If the position of Paying Agent shall become vacant for any reason, the Issuer shall, within thirty (30) days thereafter, appoint such bank or trust company as shall be specified by the Company as such Paying Agent to fill such vacancy; provided, however, that, if the Issuer shall fail to appoint such Paying Agent within said period, the Trustee shall make such appointment.

     The Paying Agents shall enjoy the same protective provisions in the performance of their duties hereunder as are specified in
Section 11.1 hereof with respect to the Trustee insofar as such provisions may be applicable.

       SECTION 11.13. Several Capacities. Anything in this Indenture to the contrary notwithstanding, the same entity may serve hereunder as the Trustee, the Paying Agent, and the Bond Registrar and in any other combination of such capacities, to the extent permitted by law.

                           ARTICLE XII

                     SUPPLEMENTAL INDENTURES

      SECTION  12.1.  Supplemental Indentures Without  Bondholder
Consent.   The Issuer and the Trustee may, from time to time  and
at any time, without the consent of or notice to the Bondholders, enter into supplemental indentures as follows:

          (a) to cure any formal defect, omission, inconsistency or ambiguity in this Indenture;

          (b) to grant to or confer or impose upon the Trustee for the benefit of the bondholders any additional rights, remedies, powers, authority, security, liabilities or duties which may lawfully be granted, conferred or imposed and which are not contrary to or inconsistent with this Indenture as theretofore in effect, provided that no such additional liabilities or duties shall be imposed upon the Trustee without its consent;

          (c) to add to the covenants and agreements of, and limitations and restrictions upon, the Issuer in this Indenture other covenants, agreements, limitations and restrictions to be observed by the Issuer which are not contrary to or inconsistent with this Indenture as theretofore in effect, provided that no such additional liabilities or duties shall be imposed upon the Trustee without its consent;

          (d) to confirm, as further assurance, any pledge under, and the subjection to any claim, lien or pledge created or to be created by, this Indenture, of the Revenues of the Issuer from the Refunding Agreement or of any other moneys, securities or funds;

          (e)   to  comply  with the requirements  of  the  Trust
    Indenture Act of 1939, as from time to time amended;

          (f)   to  provide for the registration and registration
    of  transfer  of  the Bonds through a book-entry  or  similar
    method,   whether   or  not  the  Bonds  are   evidenced   by
    certificates; or

           (g) to modify, alter, amend or supplement this Indenture in any other respect which is not materially adverse to the Bondholders and which does not involve a change described in clause (a), (b), (c), (d), (e) or (f) of
    Section 12.2 hereof and which, in the judgment of the Trustee, is not to the prejudice of the Trustee.

      SECTION 12.2. Supplemental Indentures Requiring Bondholder Consent. Subject to the terms and provisions contained in this Section, and not otherwise, the holders of not less than a majority in aggregate principal amount of the Bonds then outstanding shall have the right, from time to time, anything contained in this Indenture to the contrary notwithstanding, to consent to and approve the execution by the Issuer and the Trustee of such indenture or indentures supplemental hereto as shall be deemed necessary and desirable by the Issuer for the purpose of modifying, altering, amending, adding to or rescinding, in any particular, any of the terms or provisions contained in this Indenture or in any supplemental indenture; provided, however, that nothing herein contained shall permit, or be construed as permitting, unless approved by the holders of all Bonds then outstanding (a) an extension of the maturity (or mandatory sinking fund or other mandatory redemption date) of the principal of or the interest on any Bond issued hereunder, or (b) a reduction in the principal amount of or redemption premium or rate of interest on any Bond issued hereunder, or (c) the creation of any lien ranking prior to or on a parity with the lien of this Indenture on the Trust Estate or any part thereof, except as hereinbefore expressly permitted, or (d) a privilege or priority of any Bond or Bonds over any other Bond or Bonds, or
(e) a reduction in the aggregate principal amount of the Bonds required for consent to such supplemental indenture, or (f) depriving the holder of any Bond then outstanding of the lien hereby created on the Trust Estate. Nothing herein contained, however, shall be construed as making necessary the approval of Bondholders of the execution of any supplemental indenture as provided in Section 12.1 of this Article.

     If at any time the Issuer shall request the Trustee to enter into any supplemental indenture for any of the purposes of this Section, the Trustee shall, at the expense of the Issuer, cause notice of the proposed execution of such supplemental indenture to be mailed by first class mail to each registered owner of the Bonds. Such notice shall briefly set forth the nature of the proposed supplemental indenture and shall state that copies thereof are on file at the principal corporate trust office of the Trustee for inspection by Bondholders. The Trustee shall not, however, be subject to any liability to any Bondholder by reason of its failure to mail such notice, and any such failure shall not affect the validity of such supplemental indenture when consented to and approved as provided in this Section. If the holders of not less than a majority in aggregate principal amount of the Bonds outstanding at the time of the execution of any such supplemental indenture shall have consented to and approved the execution thereof as herein provided, no holder of any Bond shall have any right to object to any of the terms and provisions contained therein, or the operation thereof, or in any manner to question the propriety of the execution thereof, or to enjoin or restrain the Trustee or the Issuer from executing the same or from taking any action pursuant to the provisions thereof. Upon the execution of any such supplemental indenture, this Indenture shall be deemed to be modified and amended in accordance therewith.

      SECTION 12.3. Consent of Company. Anything herein to the contrary notwithstanding, a supplemental indenture under this Article shall not become effective unless and until the Company shall have consented to the execution and delivery of such supplemental indenture. In this regard, the Trustee shall cause notice of the proposed execution and delivery of any such supplemental indenture together with a copy of the proposed supplemental indenture to be mailed by certified or registered mail to the Company at least fifteen (15) days prior to the proposed date of execution and delivery of any such supplemental indenture. The Company shall be deemed to have consented to the execution and delivery of any such supplemental indenture if the Trustee receives a letter or other instrument signed by an authorized officer of the Company expressing consent.

      SECTION 12.4. Opinion of Bond Counsel. Anything herein to the contrary notwithstanding, a supplemental indenture under this Article shall not become effective unless and until the Trustee shall have received an opinion of Bond Counsel to the effect that such supplemental indenture will not affect the exclusion of interest on the Bonds from gross income for purposes of federal income taxation.

                          ARTICLE XIII

                AMENDMENT TO REFUNDING AGREEMENT

      SECTION 13.1. Amendments With and Without the Consent of Bondholders. The Trustee may from time to time, and at any time, consent to any amendment, change or modification of the Refunding Agreement for the purpose of curing any ambiguity or formal defect or omission or making any other change therein which, in the reasonable judgment of the Trustee, is not to the prejudice of the Trustee or the holders of the Bonds. The Trustee shall not consent to any other amendment, change or modification of the Refunding Agreement without the approval or consent of the holders of not less than a majority in aggregate principal amount of the Bonds at the time outstanding, evidenced in the manner provided in Section 14.1 hereof; provided the Trustee shall not, without the unanimous consent of the holders of all Bonds then outstanding, evidenced in the manner provided in Section 14.1 hereof, consent to any amendment which would change the obligations of the Company under Section 4.2 or 4.3 of the Refunding Agreement or the nature of the obligations of the Company on the First Mortgage Bonds as provided in Section 4.3 of the Refunding Agreement.

      SECTION 13.2. Notice to Bondholders. If at any time the Issuer or the Company shall request the Trustee's consent to a proposed amendment, change or modification requiring Bondholder approval under Section 13.1, the Trustee, shall, at the expense of the requesting party, cause notice of such proposed amendment, change or modification to the Refunding Agreement to be mailed in the same manner as provided by Section 12.2 hereof with respect to supplemental indentures. Such notice shall briefly set forth the nature of such proposed amendment, change or modification and shall state that copies of the instrument embodying the same are on file in the principal office of the Trustee for inspection by any interested bondholder. The Trustee shall not, however, be subject to any liability to any Bondholder by reason of its failure to publish or mail such notice, and any such failure shall not affect the validity of such amendment, change or modification when consented to by the Trustee in the manner herein provided.

      SECTION 13.3. Opinion of Bond Counsel. Anything herein to the contrary notwithstanding, any amendment to the Refunding Agreement shall not become effective unless and until the Trustee shall have received an opinion of Bond Counsel to the effect that such amendment will not affect the exclusion of interest on the Bonds from gross income for purposes of federal income taxation.


                           ARTICLE XIV

                          MISCELLANEOUS

      SECTION 14.1. Consents, etc. of Bondholders. Any request, direction, objection or other instrument required by this Indenture to be signed and executed by the Bondholders may be in any number of concurrent writings of similar tenor and may be signed or executed by such Bondholders in person or by agent appointed in writing. Proof of the execution of any such request, direction, objection or other instrument or of the writing appointing any such agent and of the ownership of Bonds, if made in the following manner, shall be sufficient for any of the purposes of this Indenture, and shall be conclusive in favor of the Trustee with regard to any action taken by it under such request or other instrument, namely:

          (a) The fact and date of the execution by any person of any such writing may be proved by the certificate of any officer in any jurisdiction who by law has power to take acknowledgments within such jurisdiction that the person signing such writing acknowledged before him the execution thereof, or by an affidavit of any witness to such execution.

          (b) The fact of ownership of Bonds and the amount or amounts, numbers and other identification of such Bonds, and the date of holding the same shall be proved by the registration books of the Issuer maintained by the Trustee as Bond Registrar.

      SECTION 14.2. Limitation of Rights. With the exception of rights herein expressly conferred, nothing expressed or mentioned in or to be implied from this Indenture, or the Bonds issued hereunder, is intended or shall be construed to give to any person or company other than the parties hereto, the Company, and the holders of the Bonds secured by this Indenture any legal or equitable rights, remedy or claim under or in respect to this Indenture or any covenants, conditions and provisions herein contained; this Indenture and all of the covenants, conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto, the Company, and the holders of the Bonds hereby secured as herein provided.

      SECTION 14.3. Severability. If any provisions of this Indenture shall be held or deemed to be or shall, in fact, be inoperative or unenforceable as applied in any particular case in any jurisdiction or jurisdictions or in all jurisdictions or in all cases because it conflicts with any provisions of any constitution or statute or rule of public policy, or for any other reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case, circumstance or jurisdiction, or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatever.

      The invalidity of any one or more phrases, sentences, clauses or paragraphs in this Indenture contained shall not affect the remaining portions of this Indenture or any part thereof.

      SECTION 14.4. Notices. Except as otherwise provided in this Indenture, all notices, certificates or other communications shall be sufficiently given and shall be deemed given when mailed by registered or certified mail, postage prepaid, to the Issuer, the Company, the Trustee and any Paying Agent. Notices, certificates or other communications shall be sent to the following addresses:

     Company:    Gulf States Utilities Company
                 c/o Entergy Services, Inc.
                 Entergy Corporation Building
                 639 Loyola Avenue
                 New Orleans, LA  70113

                 Attention:  Treasurer


     Issuer:     Parish of West Feliciana
                 The Police Jury House
                 9795 Royal Street
                 St. Francisville, LA  70775

                 Attention:  Secretary, Police Jury


     Trustee:    First National Bank of Commerce
                 210 Baronne Street
                 New Orleans, LA  70112

                 Attention:  Corporate Trust Department


     Any
     Paying
     Agent
     other       At  the address designated to the Issuer and the
     than the    Trustee
     Trustee:



Any of the foregoing may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent.

     SECTION 14.5. Applicable Provisions of Law. This Indenture shall be considered to have been executed in the State of Louisiana and it is the intention of the parties that the substantive law of the State of Louisiana governs as to all questions of interpretation, validity and effect.

       SECTION  14.6.   Counterparts.    This  Indenture  may  be
executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

      SECTION 14.7. Successors and Assigns. All the covenants, stipulations, provisions, agreements, rights, remedies and claims of the parties hereto in this Indenture contained shall bind and inure to the benefit of their successors and assigns.

      SECTION 14.8. Captions. The captions or headings in this Indenture are for convenience only and in no way define, limit or describe the scope or intent of any provisions or sections of this Indenture.

      SECTION 14.9. Photocopies and Reproductions. A photocopy or other reproduction of this Indenture may be filed as a financing statement pursuant to the Louisiana Commercial Laws - Secured Transactions, although the signatures of the Issuer and the Trustee on such reproduction are not original manual signatures.

     SECTION 14.10. Bonds Owned by the Issuer or the Company. In determining whether Bondholders of the requisite aggregate principal amount of the Bonds have concurred in any direction, consent or waiver under this Indenture, Bonds which are owned by the Company or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company shall be disregarded and deemed not to be outstanding for the purpose of any such determination, except that, for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only Bonds which the Trustee knows are so owned shall be so disregarded. Bonds so owned which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Bonds and that the pledgee is not the Company or any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company. In case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

     SECTION 14.11. Holidays. If the date for making any payment or the last date for performance of any act or the exercising of any right, as provided in this Indenture, shall be a legal holiday or a day on which banking institutions in the city in which is located the principal corporate trust office of the Trustee are authorized by law to remain closed, such payment may be made or act performed or right exercised on the next succeeding day not a legal holiday or a day on which such banking institutions are authorized by law to remain closed, with the same force and effect as if done on the nominal date provided in this Indenture, and no interest on the amount so payable shall accrue for the period after such nominal date.

     SECTION 14.12. Subordination of Rights of the Company. This Indenture and the rights and privileges hereunder of the Trustee and the holders of the Bonds are specifically made subject and subordinate to the rights and privileges of the Company set forth in the Refunding Agreement. Nothing in this Indenture or the Refunding Agreement shall in any way prejudice the Company Mortgage with respect to the lien thereof, or any of the rights of the Company Mortgage Trustee thereof, or any holder of bonds heretofore or hereafter issued thereunder, or any takers or purchasers upon default thereunder.

      IN WITNESS WHEREOF, the Issuer has caused these presents to be signed in its name and behalf by the President of the West Feliciana Parish Police Jury and its corporate seal to be hereunto affixed and attested by the Secretary of the West Feliciana Parish Police Jury, and, to evidence its acceptance of the trust hereby created, the Trustee has caused these presents to be signed in its behalf by one of its _______________________ and its corporate seal to be hereto affixed.


                                PARISH OF WEST FELICIANA,
                                STATE OF LOUISIANA


                                By:_________________________________
ATTEST:                                     President
                                West Feliciana Parish Policy Jury


By:                                                        [SEAL]
          Secretary
 West Feliciana Parish Police Jury


                                FIRST NATIONAL BANK OF COMMERCE,
                                as Trustee


                                By:_________________________________
                                Title:




                                                           [SEAL]

                                                        EXHIBIT A
                                           TO THE TRUST INDENTURE


           [FORM OF FACE OF SERIES [          ] BOND]


No. R-                                               $___________




                    United States of America
                       State of Louisiana

          Parish of West Feliciana, State of Louisiana
            Pollution Control Revenue Refunding Bond
             (Gulf States Utilities Company Project)
                           Series [  ]


Date of Bond:

Maturity Date:

Interest Rate:

Registered Owner:

Principal Amount:                                CUSIP __________


      KNOW ALL MEN BY THESE PRESENTS that the Parish of West Feliciana, State of Louisiana, a political subdivision of the State of Louisiana, organized and existing under and by virtue of the laws of the State of Louisiana (the "Issuer"), for value received, promises to pay to the registered owner shown above, or registered assigns, but solely from the source and in the manner hereinafter set forth, on the maturity date shown above, the principal amount shown above and in like manner to pay interest on said amount from the date hereof shown above until such principal amount becomes due and payable, at the rate per annum shown above, semiannually on __________ and __________ of each year commencing on the __________ or __________ next succeeding the date of this Bond, except as the provisions hereinafter set forth with respect to redemption of this Bond prior to maturity may become applicable hereto. The principal of and premium, if any, on this Bond are payable in lawful money of the United States of America upon the presentation and surrender hereof at the principal corporate trust office of First National Bank of Commerce, in the City of New Orleans, Louisiana, or its successor or successors, as trustee (the "Trustee"), and interest on this Bond is payable in like money to the registered owner hereof by check drawn upon the Trustee and mailed to the person in whose name this Bond is registered at the close of business on the fifteenth day of the calendar month next preceding such interest payment date, at the address as it appears on the bond registration books of the Issuer kept by the Trustee.

      This Bond shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the Certificate of Authentication hereon shall have been signed by the Trustee.

      REFERENCE  IS  HEREBY MADE TO THE ADDITIONAL PROVISIONS  OF
THIS  BOND  SET  FORTH ON THE REVERSE SIDE HEREOF WHICH  FOR  ALL
PURPOSES SHALL HAVE THE SAME EFFECT AS IF SET FORTH HEREIN.

      IT IS HEREBY CERTIFIED, RECITED AND DECLARED that all acts, conditions and things required to exist, happen and be performed precedent to and in the issuance of the Bonds do exist, have happened and have been performed in due time, form and manner as required by law; that the indebtedness represented by the Bonds, together with all obligations of the Issuer, does not exceed any Louisiana constitutional or statutory limitation; and that the revenues pledged to the payment of the principal of and premium, if any, and interest on the Bonds as the same become due and payable will be sufficient in amount for that purpose.

      IN WITNESS WHEREOF, the Parish of West Feliciana, State of Louisiana, has caused this Bond to be executed by the President of the West Feliciana Parish Police Jury and attested by the Secretary of the West Feliciana Parish Police Jury (by their manual or facsimile signatures), thereunto duly authorized, and its corporate seal to be affixed or imprinted, all as of the date of this Bond shown above.





                                PARISH OF WEST FELICIANA,
                                STATE OF LOUISIANA


                                By: _________________________________
ATTEST:                                     President
                                West Feliciana Parish Policy Jury


By:                                                        [SEAL]
          Secretary
 West Feliciana Parish Police Jury

             TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This Bond is one of the Bonds of the issue described in and issued under the provisions of the within mentioned Indenture.

                                FIRST NATIONAL BANK OF COMMERCE,
                                as Trustee


                                By: __________________________________
                                      Authorized Signature

Date of Authentication:



                      [FORM OF ASSIGNMENT]

      FOR  VALUE RECEIVED, the undersigned hereby sells,  assigns
and                         transfers                        unto
_________________________________________________________________
_____________
Please Insert Social
      Security
or other Identifying
 Number of Assignee

_________________________________________________________________
the  within  Certificate  and all rights thereunder,  and  hereby
irrevocably           constitutes          and           appoints
_________________________________________________________________
_____________________________________________  attorney or  agent to transfer the within Certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:         Signature:              Signature      Guaranteed:



NOTICE:    The signature to this assignment must correspond  with
the name as it appears upon the face of the within Certificate in every particular, without alteration or enlargement or any change whatever.

Signature guarantee should be made by a guarantor institution participating in the Securities Transfer Agents Medallion Program or in such other manner acceptable to the Trustee.

              [FORM OF REVERSE OF SERIES [  ] BOND]


      This Bond is one of an authorized issue of bonds of the Issuer designated "Parish of West Feliciana, State of Louisiana Pollution Control Revenue Refunding Bond (Gulf States Utilities Company Project) Series [ ]", in the aggregate principal
amount  of  [$              ]  (the  "Bonds"),  authorized  by  a
resolution adopted by the governing authority of the Issuer and issued under and secured by a Trust Indenture dated as of September 1, 1994 (the "Indenture") duly executed and delivered by the Issuer to the Trustee, in full conformity with the
Constitution and laws of the State of Louisiana, including particularly the provisions of Chapter 14-A of Title 39 of the Louisiana Revised Statutes of 1950, as amended (the "Act"). The Bonds are issued for the purpose of refunding the Issuer's outstanding Pollution Control Revenue Bonds (Gulf States
Utilities  Company  Project) Series 1984A, Series  1984B,  Series
1984C and Series 1984D (the "Prior Bonds"), in the aggregate principal amount of $102,000,000 issued to finance the cost of acquiring a leasehold interest in the undivided seventy percent interest in certain water pollution control and sewage disposal facilities (the "Facilities") at the River Bend Unit 1 nuclear power plant in the Parish of West Feliciana, Louisiana, owned by Gulf States Utilities Company, a Texas corporation (the "Company"), and paying the costs of issuing the Bonds. Reference is hereby made to the Indenture and all indentures supplemental thereto for the provisions, among others, with respect to the nature and extent of the security, the rights, duties and obligations of the Issuer, the Trustee and the registered owners of the Bonds, and the terms upon which the Bonds are issued and secured.

      The Bonds are not general obligations of the Issuer but are special obligations payable solely from Revenues of the Issuer (as defined in the Indenture), including (i) payments to be made by the Company to the Trustee for the benefit of the Issuer (except payments with respect to the indemnification or reimbursement of certain expenses of the Issuer) under a
Refunding  Agreement dated as of [               ],  between  the
Issuer and the Company (the "Refunding Agreement"), (ii) all money received under the Refunding Agreement to be paid into the Bond Fund (as defined in the Indenture), including the income thereon and investment thereof, if any, and (iii) in certain events, amounts attributable to Bond proceeds or amounts obtained through the exercise of certain remedies provided for in the
Indenture. The Refunding Agreement requires that the Company make payments and pay interest thereon in amounts sufficient to provide for the payment of the principal of and premium, if any, and interest on the Bonds as they become due and payable. Such payments will be made directly to the Trustee and deposited in a special account of the Issuer designated "Parish of West Feliciana Pollution Control Revenue Refunding Bonds (Gulf States
Utilities  Company Project) Series [          ]  Bond  Fund"  and
such payments have been duly assigned to the Trustee for that purpose. The obligation of the Company to make such payments is evidenced in part by the Company's first mortgage bonds issued and delivered to the Trustee as an additional series under the Company's Indenture of Mortgage dated as of September 1, 1926 made to The Chase National Bank in the City of New York, as trustee (the "Company Mortgage Trustee"), as heretofore and hereafter amended and supplemented (the "Company Mortgage"). All the rights and interests of the Issuer under, in and to the Refunding Agreement (except for certain rights specified in the Indenture) have been assigned under the Indenture to the Trustee to secure the payment of the principal of and premium, if any, and interest on the Bonds.

      The owner of this Bond shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any event of default under the Indenture, or to institute, appear in and defend any suit or other proceeding with respect thereto, except as provided in the Indenture. In certain events, on the conditions, in the manner and with the effect set forth in the Indenture, the principal of all the Bonds issued under the Indenture and then outstanding may be declared and may become due and payable before the stated maturity thereof, together with accrued interest thereon.

      Modifications or alterations of the Indenture, or of any indenture supplemental thereto, may be made only to the extent and in the circumstances permitted by the Indenture.

      The Bonds are subject to redemption prior to maturity as follows:

      (a) The Bonds shall be subject to optional redemption by the Issuer, at the direction of the Company, in whole but not in part, at any time, at a redemption price equal to the principal amount being redeemed plus accrued interest to the redemption date, if:

           (i) the Company shall have determined that the continued operation of the Facilities is impracticable, uneconomical or undesirable for any reason;

           (ii) the Company shall have determined that the continued operation of the Facilities is impracticable, uneconomical or undesirable due to (A) the imposition of taxes, other than ad valorem taxes currently levied upon privately owned property used for the same general purpose as the Facilities, or other liabilities or burdens with respect to the Facilities or the operation thereof, (B) changes in technology, in environmental standards or legal requirements or in the economic availability of materials, supplies, equipment or labor or (C) destruction of or damage to all or part of the Facilities;

           (iii) all or substantially all of the Facilities shall have been condemned or taken by eminent domain; or

           (iv) the operation of the Facilities shall have been enjoined or shall have otherwise been prohibited by any order, decree, rule or regulation of any court or of any federal, state or local regulatory body, administrative agency or other governmental body.

      (b) The Bonds shall be subject to optional redemption by the Issuer, at the direction of the Company, on and after ________________, in whole at any time or in part from time to time, and if in part, by lot or in such other manner as may be determined by the Trustee to be fair and equitable, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued interest to the redemption date:


       Redemption Period                  Redemption Price





The Bonds shall also be subject to optional redemption by the Issuer, at the direction of the Company, in whole but not in part, at any time prior to ________________, at a redemption price equal to ______% of the principal amount being redeemed plus accrued interest to the redemption date, if the Company shall have consolidated with or merged with or into another corporation, or sold or otherwise transferred all or substantially all of its assets.

      In the event any of the Bonds or portions thereof (which shall be in $5,000 denominations or any integral multiple thereof) are called for redemption, notice thereof shall be given by the Trustee by first class mail, postage prepaid, to the registered owner of each such Bond addressed to such registered owner at the registered address and placed in the mails not less than thirty (30) days nor more than sixty (60) days prior to the date fixed for redemption; provided, however, that failure to give such notice by mailing, or any defect therein, shall not affect the validity of any proceeding for the redemption of any Bond with respect to which no such failure or defect has occurred. Each notice shall identify the Bonds or portions thereof being called, and the date on which they shall be presented for payment. After the date specified in such call, the Bond or Bonds so called will cease to bear interest, provided funds sufficient for their redemption have been deposited with the Trustee, and, except for the purpose of payment, shall no longer be protected by the Indenture and shall not be deemed to be outstanding under the provisions of the Indenture.

      With respect to notice of redemption of Bonds at the option of the Issuer (at the direction of the Company), unless moneys sufficient to pay the principal of and premium, if any, and interest on the Bonds to be redeemed shall have been received by the Trustee prior to the giving of such notice, such notice shall state that said redemption shall be conditional upon the receipt of such moneys by the Trustee on or prior to the date fixed for such redemption. If such moneys shall not have been so received, such notice shall be of no force and effect, the Issuer shall not redeem such Bonds and the Trustee shall give notice, in the manner in which the notice of redemption was given, that such moneys were not so received.

      This Bond may be transferred on the books of registration kept by the Trustee by the registered owner or by his duly authorized attorney upon surrender hereof, together with a written instrument of transfer duly executed by the registered owner or his duly authorized attorney.

      The Bonds are issuable as registered Bonds without coupons in denominations of $5,000 and any integral multiple thereof. Subject to the limitations and upon payment of the charges provided in the Indenture, Bonds may be exchanged for a like aggregate principal amount of Bonds of other authorized denominations.

      The Indenture and the rights and privileges under the Indenture of the Trustee and the holders of the Bonds are specifically made subject and subordinate to the rights and privileges of the Company set forth in the Refunding Agreement. Nothing in the Indenture or the Refunding Agreement shall in any way prejudice the Company Mortgage with respect to the lien thereof, or any of the rights of the Company Mortgage Trustee thereof, or any holder of bonds heretofore or hereafter issued thereunder, or any takers or purchasers upon default thereunder.

      This Bond is issued with the intent that the laws of the State of Louisiana will govern its construction.